EXHIBIT 13.1

CERTIFICATION

(Certification of CEO of the Registrant pursuant to Rule 13a-14(b)
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Annual Report of Scitex Corporation Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Raanan Cohen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.        The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.        The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005

/S/ Raanan Cohen —————————————— Raanan Cohen President and Chief Executive Officer